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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                       January 6, 2005 (December 30, 2004)
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-3579                06-0495050
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               World Headquarters
                                 1 Elmcroft Road
                        Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS

The Company's press release dated January 6, 2005 regarding its settlement of litigation is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press release of Pitney Bowes Inc. dated January 6, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Pitney Bowes Inc.

January 6, 2005




                                   /s/ B.P. Nolop
                                   ------------------------------
                                   B.P. Nolop
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)








                                   /s/ J.R. Catapano
                                   ------------------------------
                                   J.R. Catapano
                                   Controller
                                   (Principal Accounting Officer)




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                                                                    Exhibit 99.1

Stamford, Conn., January 6, 2005 - Pitney Bowes Inc. (NYSE: PBI) and its wholly-owned subsidiary Pitney Bowes Credit Corporation (PBCC) reached a nationwide settlement of the remaining lawsuits concerning a program offered by PBCC to some of its leasing customers to replace equipment if it is lost, stolen or destroyed. Though the company prevailed in several prior, similar litigations concerning this program, it decided to settle in light of the costs, distractions and risk of ongoing litigations. The company continues to deny any liability in the lawsuits that generally allege that the program is mischaracterized in the lease contract and is not properly communicated.
         Under the terms of the settlement, members of the class will receive certificates that may be used for purchases from the company's diverse supply operations. The company has also agreed to pay the attorneys' fees for the class of customers and the costs of administering the settlement. The company estimates that it will record a pre-tax charge in the fourth quarter of 2004 of approximately $20 million. The settlement is subject to approval by the state court in the pending Alabama case. The other cases, pending in state courts in California, Texas, and West Virginia, have been or will be dismissed as part of the settlement.
         Pitney Bowes is the world's leading provider of integrated mail and document management systems, services and solutions. The $4.8 billion company helps organizations of all sizes efficiently and effectively manage their mission-critical mail and document flow in physical, digital and hybrid formats. For more information about Pitney Bowes please visit www.pb.com.
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